                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENTS
                             SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement                [ ]  Confidential, for Use of the Commission
                                                     Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                            THE MALAYSIA FUND, INC.
--------------------------------------------------------------------------------
               (Names of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------

     (5)  Total fee paid:

        ------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

        ------------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------

     (3)  Filing Party:

        ------------------------------------------------------------------------

     (4)  Date Filed:

        ------------------------------------------------------------------------

                            THE MALAYSIA FUND, INC.


                    C/O MORGAN STANLEY ASSET MANAGEMENT INC.


                          1221 AVENUE OF THE AMERICAS


                            NEW YORK, NEW YORK 10020


                             ---------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                             ---------------------

To Our Stockholders:


     Notice is hereby given that the Annual Meeting of Stockholders of The Malaysia Fund, Inc. (the "Fund") will be held on Wednesday, April 30, 1997, at 9:45 a.m. (New York time), in Conference Room 2 at 1221 Avenue of the Americas, 22nd Floor, New York, New York 10020, for the following purposes:


          1. To elect two Class II Directors for a term of three years.

          2. To ratify or reject the selection by the Board of Directors of Price Waterhouse LLP as independent accountants of the Fund for the fiscal year ending December 31, 1997.

          3. To approve or disapprove an Investment Advisory and Management Agreement between the Fund and Morgan Stanley Asset Management Inc.

          4. To approve or disapprove a Research and Advisory Agreement among the Fund, Morgan Stanley Asset Management Inc. and Arab-Malaysian Consultant Sdn Bhd.

          5. To consider and act upon any other business as may properly come before the Meeting or any adjournment thereof.


     Only stockholders of record at the close of business on March 24, 1997 are entitled to notice of, and to vote at, this Meeting or any adjournment thereof.



                                       VALERIE Y. LEWIS


                                       Secretary



Dated: March 27, 1997


     IF YOU DO NOT EXPECT TO ATTEND THE MEETING, PLEASE SIGN AND PROMPTLY RETURN THE ENCLOSED PROXY IN THE ENCLOSED SELF-
ADDRESSED ENVELOPE. IN ORDER TO AVOID THE ADDITIONAL EXPENSE TO THE FUND OF FURTHER SOLICITATION, WE ASK YOUR COOPERATION IN MAILING IN YOUR PROXY PROMPTLY.

                            THE MALAYSIA FUND, INC.


                    C/O MORGAN STANLEY ASSET MANAGEMENT INC.


                          1221 AVENUE OF THE AMERICAS


                            NEW YORK, NEW YORK 10020


                        -------------------------------

                                PROXY STATEMENT
                        -------------------------------


     This statement is furnished by the Board of Directors of The Malaysia Fund, Inc. (the "Fund") in connection with the solicitation of Proxies for use at the Annual Meeting of Stockholders (the "Meeting") to be held on Wednesday, April 30, 1997, at 9:45 a.m. (New York time), in Conference Room 2 at the principal executive office of Morgan Stanley Asset Management Inc. (hereinafter "MSAM" or the "Manager"), 1221 Avenue of the Americas, 22nd Floor, New York, New York 10020. It is expected that the Notice of Annual Meeting, Proxy Statement and form of Proxy will first be mailed to stockholders on or about March 27, 1997.



     The purpose of the Meeting and the matters to be acted upon are set forth in the accompanying Notice of Annual Meeting of Stockholders. At the Meeting, the Fund's stock-holders will consider New Advisory Agreements (defined below) to take effect following the consummation of the transactions contemplated by an Agreement and Plan of Merger, dated as of February 4, 1997 (the "Merger Agreement"), between Dean Witter, Discover & Co. ("Dean Witter Discover") and Morgan Stanley Group Inc. ("MS Group"), the direct parent of MSAM, the Fund's investment manager. Pursuant to the Merger Agreement, the Fund's investment manager will become a direct subsidiary of the merged company, which will be called Morgan Stanley, Dean Witter, Discover & Co. The Fund's New Advisory Agreements are substantially identical to the Fund's Current Advisory Agreements (defined below), except for the dates of execution.



     If the accompanying form of Proxy is executed properly and returned, shares represented by it will be voted at the Meeting in accordance with the instructions on the Proxy. A Proxy may be revoked at any time prior to the time it is voted by written notice to the Secretary of the Fund or by attendance at the Meeting. If no instructions are specified, shares will be voted FOR the election of the nominees for Directors, FOR ratification of Price Waterhouse LLP as independent accountants of the Fund for the fiscal year ending December 31, 1997, FOR the approval of the New Management Agreement (defined below) and FOR the approval of the New Research Agreement (defined below). Abstentions and broker non-votes are each included in the determination of the number of shares present and voting at the Meeting.



     The Board has fixed the close of business on March 24, 1997 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Meeting and at any adjournment thereof. On that date, the Fund had 9,732,968 shares of Common Stock outstanding and entitled to vote. Each share will be entitled to one vote at the Meeting.


     The expense of solicitation will be borne by the Fund and will include reimbursement to brokerage firms and others for expenses in forwarding proxy solicitation materials to beneficial owners. The solicitation of Proxies will be largely by mail, but may include, without cost to the Fund, telephonic, telegraphic or oral communications by regular employees of the Manager. The solicitation of Proxies is also expected to include communications by employees of Shareholder Communications Corporation, a proxy solicitation firm expected to be engaged by the Fund at a cost not expected to exceed $5,000 plus expenses. The Manager has agreed to reimburse the Fund for all incremental expenses incurred by the Fund that would not have been incurred if the New Advisory Agreements were not submitted to stockholders of the Fund for their approval.



     THE FUND WILL FURNISH, WITHOUT CHARGE, A COPY OF ITS ANNUAL REPORT FOR ITS FISCAL YEAR ENDED DECEMBER 31, 1996, TO ANY STOCKHOLDER REQUESTING SUCH REPORT. REQUESTS FOR THE ANNUAL REPORT SHOULD BE MADE IN WRITING TO THE MALAYSIA FUND, INC., C/O CHASE GLOBAL FUNDS SERVICES COMPANY, P.O. BOX 2798, BOSTON, MASSACHUSETTS 02208-2798, OR BY CALLING 1-800-221-6726.


     Chase Global Funds Services Company is an affiliate of the Fund's administrator, The Chase Manhattan Bank ("Chase Bank"), and provides administrative services to the Fund. The business address of Chase Bank and Chase Global Funds Services Company is 73 Tremont Street, Boston, Massachusetts 02108.

     THE BOARD RECOMMENDS THAT THE STOCKHOLDERS VOTE IN FAVOR OF EACH OF THE MATTERS MENTIONED IN ITEMS 1, 2, 3 AND 4 OF THE NOTICE OF ANNUAL MEETING.

                             ELECTION OF DIRECTORS

                                (PROPOSAL NO. 1)



     At the Meeting, two Directors will be elected to hold office for a term of three years and until their successors are duly elected and qualified. It is the intention of the persons named in the accompanying form of Proxy to vote, on behalf of the stockholders, for the election of John W. Croghan and Graham E. Jones as Class II Directors.


     On or about the same date as the Meeting, each of the other closed-end, U.S. registered investment companies advised by MSAM (except Morgan Stanley India Investment Fund, Inc.) also is holding a meeting of stockholders at which, among other things, such stockholders are considering a proposal to elect as directors of such other investment companies the same people nominated to be Directors of the Fund. Accordingly, if elected, all of the nominees for Directors of the Fund also will act as directors of: The Brazilian Investment Fund, Inc., The Latin American Discovery Fund, Inc., Morgan Stanley Africa Investment Fund, Inc., Morgan Stanley Asia-Pacific Fund, Inc., Morgan Stanley Emerging Markets Debt Fund, Inc., Morgan Stanley Emerging Markets Fund, Inc., Morgan Stanley Global Opportunity Bond Fund, Inc., The Morgan Stanley High Yield Fund, Inc., Morgan Stanley Russia & New Europe Fund, Inc., The Pakistan Investment Fund, Inc., The Thai Fund, Inc. and The Turkish Investment Fund, Inc. (collectively, with the Fund, the "MSAM closed-end funds"). The Board believes that this arrangement enhances the ability of the Directors to deal expeditiously with administrative matters common to the MSAM closed-end funds, such as evaluating the performance of common service providers, including MSAM and the administrators, transfer agents, custodians and accountants of the MSAM closed-end funds.

     Pursuant to the Fund's By-laws, the terms of office of the Directors are staggered. The Board of Directors is divided into three classes, designated Class I, Class II and Class III, with each class having a term of three years. Each year the term of one class expires. Class I currently consists of

Peter J. Chase, David B. Gill and Warren J. Olsen. Class II currently consists of John W. Croghan and Graham E. Jones. Class III currently consists of Barton
M. Biggs, John A. Levin, Dato Malek Merican and William G. Morton, Jr. Only the Directors in Class II are being considered for election at this Meeting.



     Pursuant to the Fund's By-Laws, each Director holds office until (i) the expiration of his term and until his successor has been elected and qualified,
(ii) his death, (iii) his resignation, (iv) December 31 of the year in which he reaches seventy-three years of age, or (v) his removal as provided by statute or the Articles of Incorporation.



     The Board of Directors has an Audit Committee. The Audit Committee makes recommendations to the full Board of Directors with respect to the engagement of independent accountants and reviews with the independent accountants the plan and results of the audit engagement and matters having a material effect on the Fund's financial operations. The members of the Audit Committee are currently John W. Croghan, John A. Levin and William G. Morton, Jr., none of whom is an "interested person," as defined under the Investment Company Act of 1940, as amended (the "1940 Act"). The Chairman of the Audit Committee is Mr. Levin. After the Meeting, the Audit Committee will continue to consist of Directors of the Fund who are not "interested persons." The Audit Committee met twice during the fiscal year ended December 31, 1996. The Board of Directors does not have nominating or compensation committees or other committees performing similar functions.


     There were four meetings of the Board of Directors held during the fiscal year ended December 31, 1996. For the fiscal year ended December 31, 1996, each current Director, during his tenure, attended at least seventy-five percent of the aggregate number of meetings of the Board and of any committee on which he served, except Mr. Biggs, who attended two of the four meetings of the Board.

     Each of the nominees for Director has consented to be named in this Proxy Statement and to serve as a director of the Fund if elected. The Board of Directors has no reason to believe that any of the nominees named above will become unavailable for election as a director, but if that should occur before the Meeting, Proxies will be voted for such persons as the Board of Directors may recommend.

     Certain information regarding the Directors and officers of the Fund is set forth below:


                                                                                     COMMON
                                                                                      STOCK             SHARE
                                                                                  BENEFICIALLY       EQUIVALENTS
                                                                                   OWNED AS OF       OWNED UNDER
                                 POSITION WITH    PRINCIPAL OCCUPATIONS             MARCH 24,       DEFERRED FEE
       NAME AND ADDRESS            THE FUND      AND OTHER AFFILIATIONS   AGE        1997**         ARRANGEMENTS+  PERCENTAGE
------------------------------- --------------- ------------------------- ---  -------------------  -------------  ----------
Barton M. Biggs*............... Director and    Chairman, Director and    64           7,306               --          ***
1221 Avenue of the Americas       Chairman of     Managing Director of
New York, New York 10020          the Board       Morgan Stanley Asset
                                  since 1995      Management Inc. and
                                                  Chairman and Director
                                                  of Morgan Stanley Asset
                                                  Management Limited;
                                                  Managing Director of
                                                  Morgan Stanley & Co.
                                                  Incorporated; Director
                                                  of Morgan Stanley Group
                                                  Inc.; Member of the
                                                  Investment Advisory
                                                  Council of The Thailand
                                                  Fund; Director of the
                                                  Rand McNally Company;
                                                  Member of the Yale
                                                  Development Board;
                                                  Director and Chairman
                                                  of the Board of
                                                  seventeen U.S.
                                                  registered investment
                                                  companies managed by
                                                  Morgan Stanley Asset
                                                  Management Inc.
Peter J. Chase................. Director since  Chairman and Chief        64             594               --          ***
1441 Paseo De Peralta             1987            Financial Officer, High
Santa Fe, New Mexico 87501                        Mesa Technologies, LLC;
                                                  Chairman of CGL, Inc.;
                                                  Principal/Owner of
                                                  STATEMENTS; Director of
                                                  thirteen U.S.
                                                  registered investment
                                                  companies managed by
                                                  Morgan Stanley Asset
                                                  Management Inc.

                                                                                     COMMON
                                                                                      STOCK             SHARE
                                                                                  BENEFICIALLY       EQUIVALENTS
                                                                                   OWNED AS OF       OWNED UNDER
                                 POSITION WITH    PRINCIPAL OCCUPATIONS             MARCH 24,       DEFERRED FEE
       NAME AND ADDRESS            THE FUND      AND OTHER AFFILIATIONS   AGE        1997**         ARRANGEMENTS+  PERCENTAGE
-------------------------------                 -------------------------            ------             -----         ---
John W. Croghan................ Nominee;        President of Lincoln      66           1,000              336          ***
200 South Wacker Drive            Director        Partners, a partnership
Chicago, Illinois 60606           since 1995      of Lincoln Capital
                                                  Management Company;
                                                  Director of St. Paul
                                                  Bancorp, Inc. and
                                                  Lindsay Manufacturing
                                                  Co.; Director of
                                                  thirteen U.S.
                                                  registered investment
                                                  companies managed by
                                                  Morgan Stanley Asset
                                                  Management Inc.;
                                                  Previously Director of
                                                  Blockbuster
                                                  Entertainment
                                                  Corporation.
David B. Gill.................. Director since  Director of thirteen U.S. 70             599               --          ***
26210 Ingleton Circle             1995            registered investment
Easton, Maryland 21601                            companies managed by
                                                  Morgan Stanley Asset
                                                  Management Inc.;
                                                  Director of the
                                                  Mauritius Fund Limited;
                                                  Director of Moneda
                                                  Chile Fund Limited;
                                                  Director of First NIS
                                                  Regional Fund SIAC;
                                                  Director of
                                                  Commonwealth Africa
                                                  Investment Fund Ltd.;
                                                  Chairman of the
                                                  Advisory Board of
                                                  Advent Latin American
                                                  Private Equity Fund;
                                                  Chairman and Director
                                                  of Norinvest Bank;
                                                  Director of Surinvest
                                                  International Limited;
                                                  Director of National
                                                  Registry Company;
                                                  Previously Director of
                                                  Capital Markets
                                                  Department of the
                                                  International Finance
                                                  Corporation; Trustee,
                                                  Batterymarch Finance
                                                  Management; Chairman
                                                  and Director of Equity
                                                  Fund of Latin America
                                                  S.A.; Director of
                                                  Commonwealth Equity
                                                  Fund Limited; and
                                                  Director of Global
                                                  Securities, Inc.

                                                                                     COMMON
                                                                                      STOCK             SHARE
                                                                                  BENEFICIALLY       EQUIVALENTS
                                                                                   OWNED AS OF       OWNED UNDER
                                 POSITION WITH    PRINCIPAL OCCUPATIONS             MARCH 24,       DEFERRED FEE
       NAME AND ADDRESS            THE FUND      AND OTHER AFFILIATIONS   AGE        1997**         ARRANGEMENTS+  PERCENTAGE
-------------------------------                 -------------------------            ------             -----         ---
Graham E. Jones................ Nominee;        Senior Vice President of  64           2,667              676          ***
330 Garfield Street               Director        BGK Properties; Trustee
Suite 200                         since 1987      of nine investment
Santa Fe, New Mexico 87501                        companies managed by
                                                  Weiss, Peck & Greer,
                                                  Trustee of eleven
                                                  investment companies
                                                  managed by Morgan
                                                  Grenfell Capital
                                                  Management
                                                  Incorporated; Director
                                                  of thirteen U.S.
                                                  registered investment
                                                  companies managed by
                                                  Morgan Stanley Asset
                                                  Management Inc.;
                                                  Previously Chief
                                                  Financial Officer of
                                                  Practice Management
                                                  Systems, Inc.
John A. Levin.................. Director since  President of John A.      58           1,000              230          ***
One Rockefeller Plaza             1995          Levin & Co., Inc.;
New York, New York 10020                          Director and President
                                                  of Baker, Fentress &
                                                  Company; Director of
                                                  fourteen U.S.
                                                  registered investment
                                                  companies managed by
                                                  Morgan Stanley Asset
                                                  Management Inc.
Dato Malek Merican*............ Director since  Director, Arab-Malaysian  63              --               --          ***
15 Jalan Chempenai                1988            Merchant Bank Berhad;
Damansara Heights                                 AMMB Holdings Bhd;
50490 Kuala Lumpur                                Arab-Malaysian
Malaysia                                          Consultant Sdn Bhd;
                                                  Frasers Securities Pte
                                                  Ltd, Singapore; Frasers
                                                  International Pte Ltd,
                                                  Singapore; Malaysian
                                                  Emerging Companies
                                                  Growth Fund Ltd; Isetan
                                                  of Japan Sdn Bhd;
                                                  Kumpualan Kseena Sdn
                                                  Bhd and its group of
                                                  companies; Pheim Asset
                                                  Management (Asia) Pte
                                                  Ltd, Singapore; Asean
                                                  Emerging Companies
                                                  Growth Fund Ltd. and
                                                  The Victoria Fund Ltd;
                                                  Trustee, Tun Abdul
                                                  Razak Foundation.

                                                                                     COMMON
                                                                                      STOCK             SHARE
                                                                                  BENEFICIALLY       EQUIVALENTS
                                                                                   OWNED AS OF       OWNED UNDER
                                 POSITION WITH    PRINCIPAL OCCUPATIONS             MARCH 24,       DEFERRED FEE
       NAME AND ADDRESS            THE FUND      AND OTHER AFFILIATIONS   AGE        1997**         ARRANGEMENTS+  PERCENTAGE
-------------------------------                 -------------------------            ------             -----         ---
William G. Morton, Jr.......... Director since  Chairman and Chief        60             599               --          ***
1 Boston Place                    1994            Executive Officer of
Boston, Massachusetts 02108                       Boston Stock Exchange;
                                                  Director of Tandy
                                                  Corporation; Director
                                                  of thirteen U.S.
                                                  registered investment
                                                  companies managed by
                                                  Morgan Stanley Asset
                                                  Management Inc.
Warren J. Olsen*............... Director since  Principal of Morgan       40           1,034               --          ***
1231 Avenue of the Americas       1994 and      Stanley & Co.
New York, New York 10020          President       Incorporated and Morgan
                                  since 1989      Stanley Asset
                                                  Management Inc.;
                                                  Director of sixteen and
                                                  President of seventeen
                                                  U.S. registered
                                                  investment companies
                                                  managed by Morgan
                                                  Stanley Asset
                                                  Management Inc.
James W. Grisham*.............. Vice President  Principal of Morgan       55              --               --          ***
1221 Avenue of the Americas       since 1992    Stanley & Co.
New York, New York, 10028                         Incorporated and Morgan
                                                  Stanley Asset
                                                  Management Inc.;
                                                  Officer of various
                                                  investment companies
                                                  managed by Morgan
                                                  Stanley Asset
                                                  Management Inc.
Michael F. Klein*.............. Vice President  Principal of Morgan       37              --               --          ***
1221 Avenue of the Americas       since 1996    Stanley & Co.
New York, New York, 10028                         Incorporated and Morgan
                                                  Stanley Asset
                                                  Management Inc. and
                                                  previously a Vice
                                                  President thereof;
                                                  Officer of various
                                                  investment companies
                                                  managed by Morgan
                                                  Stanley Asset
                                                  Management Inc.;
                                                  Previously practiced
                                                  law with the New York
                                                  law firm of Rogers &
                                                  Wells.
Harold J. Schaaff, Jr.*........ Vice President  Principal of Morgan       36             357               --          ***
1221 Avenue of the Americas       since 1992    Stanley & Co.
New York, New York, 10028                         Incorporated and Morgan
                                                  Stanley Asset
                                                  Management Inc.;
                                                  General Counsel and
                                                  Secretary of Morgan
                                                  Stanley Asset
                                                  Management Inc.;
                                                  Officer of various
                                                  investment companies
                                                  managed by Morgan
                                                  Stanley Asset
                                                  Management Inc.

                                                                                     COMMON
                                                                                      STOCK             SHARE
                                                                                  BENEFICIALLY       EQUIVALENTS
                                                                                   OWNED AS OF       OWNED UNDER
                                 POSITION WITH    PRINCIPAL OCCUPATIONS             MARCH 24,       DEFERRED FEE
       NAME AND ADDRESS            THE FUND      AND OTHER AFFILIATIONS   AGE        1997**         ARRANGEMENTS+  PERCENTAGE
------------------------------- --------------- ------------------------- ---  -------------------  -------------  ----------
Joseph P. Stadler*............. Vice President  Vice President of Morgan  42              --               --          ***
1221 Avenue of the Americas       since 1994      Stanley & Co.
New York, New York, 10028                         Incorporated and Morgan
                                                  Stanley Asset
                                                  Management Inc.;
                                                  Officer of various
                                                  investment companies
                                                  managed by Morgan
                                                  Stanley Asset
                                                  Management Inc.;
                                                  Previously with Price
                                                  Waterhouse LLP.
Valerie Y. Lewis*.............. Secretary since Vice President of Morgan  41              --               --          ***
1221 Avenue of the Americas       1990            Stanley & Co.
New York, New York, 10028                         Incorporated and Morgan
                                                  Stanley Asset
                                                  Management Inc.;
                                                  Officer of various
                                                  investment companies
                                                  managed by Morgan
                                                  Stanley Asset
                                                  Management Inc.;
                                                  Previously with
                                                  Citicorp.
James M. Rooney................ Treasurer since Assistant Vice President  38              --               --          ***
73 Tremont Street                 1994            and Manager of Fund
Boston, Massachusetts                             Administration, Chase
                                                  Global Funds Services
                                                  Company; Officer of
                                                  various investment
                                                  companies managed by
                                                  Morgan Stanley Asset
                                                  Management Inc.;
                                                  Previously Assistant
                                                  Vice President and
                                                  Manager of Fund
                                                  Compliance and Control,
                                                  Scudder Stevens & Clark
                                                  Inc. and Audit Manager,
                                                  Ernst & Young LLP.
Belinda Brady.................. Assistant       Manager, Fund             28              --               --          ***
73 Tremont Street                 Treasurer       Administration, Chase
Boston, Massachusetts 02108       since 1996      Global Funds Services
                                                  Company; Officer of
                                                  various investment
                                                  companies managed by
                                                  Morgan Stanley Asset
                                                  Management Inc.;
                                                  Previously with Price
                                                  Waterhouse LLP.
All Directors and Officers as a
 Group.........................                                                       15,156            1,242          ***
                                                                                      ======            =====          ===


---------------

  * "Interested person" within the meaning of the 1940 Act. Mr. Biggs is chairman, director and managing director of the Manager, and Messrs. Olsen, Grisham, Klein, Schaaff and Stadler and Ms. Lewis are officers of the Manager.


 ** This information has been furnished by each nominee, director and officer.


*** Less than 1%.


  + Indicates share equivalents owned by the Directors and held in cash accounts by the Fund on behalf of the Directors in connection with the deferred fee arrangements described below.


     Each officer of the Fund will hold such office until a successor has been duly elected and qualified.

     The Fund pays each of its Directors who is not a director, officer or employee of MSAM or its affiliates, in addition to certain out-of-pocket expenses, an annual fee of $4,500 ($4,000 in 1996) plus certain out-of-pocket expenses. Each of the members of the Fund's Audit Committee, which will consist of the Fund's Directors who are not "interested persons" of the Fund as defined in the 1940 Act, as amended, will receive an additional fee of $750 for serving on such committee. Aggregate fees and expenses paid or payable to the Board of Directors for the fiscal year ended December 31, 1996 were approximately $29,763.


     Each of the Directors who is not an "affiliated person" of MSAM within the meaning of the 1940 Act may enter into a deferred fee arrangement (the "Fee Arrangement") with the Fund, pursuant to which such Director may defer to a later date the receipt of his Director's fees. The deferred fees owed by the Fund are credited to a bookkeeping account maintained by the Fund on behalf of such Director and accrue income from and after the date of credit in an amount equal to the amount that would have been earned had such fees (and all income earned thereon) been invested and reinvested either (i) in shares of the Fund or
(ii) at a rate equal to the prevailing rate applicable to 90-day United States Treasury Bills at the beginning of each calendar quarter for which this rate is in effect, whichever method is elected by the Director.

     Under the Fee Arrangement, deferred Director's fees (including the return accrued thereon) will become payable in cash upon such Director's resignation from the Board of Directors in generally equal annual installments over a period of five years (unless the Fund has agreed to a longer or shorter payment period) beginning on the first day of the year following the year in which such Director's resignation occurred. In the event of a Director's death, remaining amounts payable to him under the Fee Arrangement will thereafter be payable to his designated beneficiary; in all other events, a Director's right to receive payments is non-transferable. Under the Fee Arrangement, the Board of Directors of the Fund, in its sole discretion, has reserved the right, at the request of a Director or otherwise, to accelerate or extend the payment of amounts in the deferred fee account at any time after the termination of such Director's service as a director. In addition, in the event of liquidation, dissolution or winding up of the Fund or the distribution of all or substantially all of the Fund's assets and property to its stockholders (other than in connection with a reorganization or merger into another fund advised by MSAM), all unpaid amounts in the deferred fee account maintained by the Fund will be paid in a lump sum to the Directors participating in the Fee Arrangement on the effective date thereof.


     Currently, Messrs. Croghan, Jones and Levin are the only Directors who have entered into the Fee Arrangement with the Fund.


     Set forth below is a table showing the aggregate compensation paid by the Fund to each of its Directors, as well as the total compensation paid to each Director of the Fund by the Fund and by other U.S. registered investment companies advised by MSAM or its affiliates, (collectively, the

"Fund Complex") for their services as Directors of such investment companies for the fiscal year ended December 31, 1996.


                          AGGREGATE      PENSION OR RETIREMENT   TOTAL COMPENSATION     NUMBER OF FUNDS
                        COMPENSATION       BENEFITS ACCRUED        FROM FUND AND        IN FUND COMPLEX
                          FROM FUND         AS PART OF THE       FUND COMPLEX PAID         FOR WHICH
  NAME OF DIRECTORS        (2)(3)           FUND'S EXPENSES      TO DIRECTORS(2)(4)    DIRECTOR SERVES(5)
---------------------  ---------------   ---------------------   ------------------   --------------------
Barton M. Biggs(1)         $     0                None                $      0                 17
Peter J. Chase               4,135                None                  57,691                 13
John W. Croghan              5,539                None                  73,925                 13
David B. Gill                4,135                None                  59,910                 13
Graham E. Jones              5,791                None                  60,546                 13
John A. Levin                5,278                None                  77,539                 14
Dato Malek Merican               0                None                       0                  1
William G. Morton,
  Jr.                        4,885                None                  67,893                 13
Warren J. Olsen(1)               0                None                       0                 17
Frederick B.
  Whittemore(1)(6)               0                None                       0                 16


---------------
(1) "Interested persons" of the Fund within the meaning of the 1940 Act. Messrs. Biggs and Olsen do not receive any compensation from the Fund or any other investment company in the Fund Complex for their services as a director of such investment companies.
(2) The amounts reflected in this table include amounts payable by the Fund and the Fund Complex for services rendered during the fiscal year ended December 31, 1996, regardless of whether such amounts were actually received by the Directors during such fiscal year.
(3) Mr. Croghan earned $5,539, Mr. Jones earned $4,657 and Mr. Levin earned $4,730 in deferred compensation from the Fund, pursuant to the deferred fee arrangements described above, including any capital gains or losses or interest associated therewith, during the fiscal year ended December 31, 1996. Such amounts are included in these Directors' respective aggregate compensation from the Fund reported in this table.
(4) Mr. Croghan earned $72,671, Mr. Gill earned $21,027, Mr. Jones earned $21,605 and Mr. Levin earned $70,597 in deferred compensation from the Fund and the Fund Complex, pursuant to the deferred fee arrangements described above, including any capital gains or losses or interest associated therewith, during the fiscal year ended December 31, 1996. Such amounts are included in these Directors' respective compensations from the Fund and the Fund Complex reported in this table.
(5) Indicates the total number of boards of directors of investment companies in the Fund Complex, including the Fund, on which the Director served at any time during the fiscal year ended December 31, 1996.

(6) Mr. Whittemore resigned as a Director of the Fund effective March 14, 1997.



     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Fund's officers and directors, and persons who own more than ten percent of a registered class of the Fund's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission (the "Commission") and the New York Stock Exchange, Inc. The Fund believes that its officers and Directors complied with all applicable filing requirements for the fiscal year ended December 31, 1996.



     The election of Messrs. Croghan and Jones requires the affirmative vote of a majority of the votes cast at a meeting at which a quorum is present. Under the Fund's By-laws, the presence in person or by proxy of stockholders entitled to cast a majority of the votes entitled to be cast thereat shall constitute a quorum. For this purpose, abstentions and broker non-votes will be counted in determining whether a quorum is present at the Meeting, but will not be counted as votes cast at the Meeting.

     THE BOARD OF DIRECTORS OF THE FUND RECOMMENDS THAT YOU VOTE "FOR" THE ELECTION OF THE TWO NOMINEES AS DIRECTORS.

                      SELECTION OF INDEPENDENT ACCOUNTANTS

                                (PROPOSAL NO. 2)



     The Board of Directors of the Fund, including a majority of the Directors who are not interested persons of the Fund, has selected Price Waterhouse LLP as independent accountants for the Fund for the fiscal year ending December 31, 1997. The ratification of the selection of independent accountants is to be voted on at the Meeting, and it is intended that the persons named in the accompanying Proxy will vote for Price Waterhouse LLP. Price Waterhouse LLP acts as the independent accountants for certain of the other investment companies advised by MSAM. Although it is not expected that a representative of Price Waterhouse LLP will attend the Meeting, a representative will be available by telephone to respond to stockholder questions, if any.


     The Board's policy regarding engaging independent accountants' services is that management may engage the Fund's principal independent accountants to perform any services normally provided by independent accounting firms, provided that such services meet any and all of the independence requirements of the American Institute of Certified Public Accountants and the Securities and Exchange Commission. In accordance with this policy, the Audit Committee reviews and approves all services provided by the independent accountants prior to their being rendered. The Board of Directors also receives a report from its Audit Committee relating to all services that have been performed by the Fund's independent accountants.

     The ratification of the selection of independent accountants requires the affirmative vote of a majority of the votes cast at a meeting at which a quorum is present. For this purpose, abstentions and broker non-votes will be counted in determining whether a quorum is present at the Meeting, but will not be counted as votes cast at the Meeting.


     THE BOARD OF DIRECTORS OF THE FUND RECOMMENDS THAT YOU VOTE "FOR" THIS PROPOSAL NO. 2.


                       APPROVAL OF NEW ADVISORY CONTRACTS

                          (PROPOSALS NO. 3 AND NO. 4)



THE MANAGER


     MSAM acts as investment manager for the Fund. The Manager has acted as investment manager for the Fund since the Fund commenced its investment operations.


     The Manager currently is a wholly-owned subsidiary of MS Group and is registered under the U.S. Investment Advisers Act of 1940, as amended. The Manager provides portfolio management and named fiduciary services to various closed-end and open-end investment companies, taxable and nontaxable institutions, international organizations and individuals investing in United States and international equities and fixed income securities. At December 31, 1996, MSAM had, together with its affiliated investment management companies (which include Van Kampen American Capital, Inc. and Miller Anderson & Sherrerd,
LLP), assets under management (including assets under fiduciary advisory control) totaling approximately $162 billion.

     As an investment adviser, MSAM emphasizes a global investment strategy and benefits from research coverage of a broad spectrum of investment opportunities worldwide. MSAM draws upon the capabilities of its asset management specialists located in its various offices throughout the world. It also draws upon the research capabilities of MS Group and its other affiliates, as well as the research and investment ideas of other companies whose brokerage services MSAM utilizes. For the fiscal year ended December 31, 1996, the Fund paid approximately $1.4 million in brokerage commissions, of which approximately $96,600 was paid by the Fund to affiliates of the Malaysian Adviser (defined below) and no brokerage commissions were paid by the Fund to affiliates of MSAM.


     The address of the Manager is 1221 Avenue of the Americas, New York, New York 10020. The principal address of MS Group is 1585 Broadway, New York, New York 10036.

     Certain information regarding the directors and the principal executive officers of the Manager is set forth below.


                                                                PRINCIPAL OCCUPATION AND
      NAME AND ADDRESS              POSITION WITH MSAM              OTHER INFORMATION
-----------------------------  -----------------------------  -----------------------------
Barton M. Biggs*.............  Chairman, Director and         Chairman and Director of
                               Managing Director              Morgan Stanley Asset
                                                              Management Limited; Managing
                                                              Director of Morgan Stanley &
                                                              Co. Incorporated; Director of
                                                              Morgan Stanley Group Inc.
Peter A. Nadosy*.............  Vice Chairman, Director and    Managing Director of Morgan
                               Managing Director              Stanley & Co. Incorporated;
                                                              Director of Morgan Stanley
                                                              Asset Management Limited
James M. Allwin*.............  President, Director and        Managing Director of Morgan
                               Managing Director              Stanley & Co. Incorporated;
                                                              President of Morgan Stanley
                                                              Realty Inc.
Gordon S. Gray*..............  Director and Managing          Managing Director of Morgan
                               Director                       Stanley & Co. Incorporated;
                                                              Director of Morgan Stanley
                                                              Asset Management Limited
Dennis G. Sherva*............  Director and Managing          Managing Director of Morgan
                               Director                       Stanley & Co. Incorporated


---------------
* Business Address: 1221 Avenue of the Americas, New York, New York 10020


THE MALAYSIAN ADVISER


     Arab-Malaysian Consultant Sdn Bhd (the "Malaysian Adviser"), acts as Malaysian Adviser to the Fund and has acted in this capacity for the Fund since the Fund commenced its investment operations. The Malaysian Adviser is a Malaysian corporation and a wholly-owned subsidiary of Arab-Malaysian Merchant Bank Berhad ("AMMB"), the largest merchant bank in Malaysia and the principal operating entity of AMMB Holdings Berhad, which is controlled by Arab-Malaysian Corporation Berhad ("AMCORP"). The mailing address of the Malaysian Adviser is Bangunan Arab-Malaysian, Jalan Raja Chulan, P.O. Box 10233, 50708 Kuala Lumpur, Malaysia. The mailing address of AMMB is Bangunan Arab-Malaysian, Jalan Raja Chulan, P.O. Box 10233, 50708 Kuala Lumpur, Malaysia. The mailing address of AMCORP is P.O. Box 11366, 50744 Kuala Lumpur, Malaysia.

     Certain information regarding the directors and the principal executive officers of the Malaysian Adviser is set forth below.



                                                         PRINCIPAL OCCUPATION AND
     NAME AND ADDRESS         POSITION WITH COMPANY         OTHER INFORMATION
--------------------------  --------------------------  --------------------------
Dato Malek Merican*.......  Chairman and Director       Bank Director
Cheah Tek Kuang*..........  Director                    Managing Director of Arab-
                                                        Malaysian Merchant Bank
                                                        Bhd.
Ho Heng Chuani*...........  Director                    Senior General Manager of
                                                        Arab-Malaysian Merchant
                                                        Bank Bhd.
Lee Chin Har*.............  Executive Director          General Manager, Portfolio
                                                        Management Group of Arab-
                                                        Malaysian Merchant Bank
                                                        Bhd.


---------------
* Business Address: P.O. Box 10233, 50708 Kuala Lumpur, Malaysia.


INFORMATION CONCERNING MORGAN STANLEY GROUP INC.



     MS Group and various of its directly or indirectly owned subsidiaries, including Morgan Stanley & Co. Incorporated ("Morgan Stanley & Co."), a registered broker-dealer and investment adviser, and Morgan Stanley & Co. International provide a wide range of financial services on a global basis. Their principal businesses include securities underwriting, distribution and trading; merger, acquisition, restructuring, real estate, project finance and other corporate finance advisory activities; merchant banking and other principal investment activities; stock brokerage and research services; asset management; the trading of foreign exchange and commodities as well as derivatives on a broad range or asset categories, rates and indices; real estate advice, financing and investing; and global custody, securities clearance services and securities lending.



INFORMATION CONCERNING DEAN WITTER, DISCOVER & CO.



     Dean Witter Discover is a diversified financial services company offering a broad range of nationally marketed credit and investment products with a primary focus on individual customers. Dean Witter Discover has two principal lines of business: credit services and securities. Its credit services business consists primarily of the issuance, marketing and servicing of general purpose credit cards and the provision of transaction processing services, private-label credit cards services and real estate secured loans. It is the largest single issuer of general purpose credit cards in the United States as measured by number of accounts and cardmembers and the third largest originator and servicer of credit card receivables, as measured by managed loans. Dean Witter Discover's securities business is conducted primarily through its wholly owned subsidiaries, Dean Witter Reynolds Inc. ("DWR") and Dean Witter InterCapital Inc. ("Intercapital"). DWR is a full-service securities firm offering a wide variety of securities products, with a particular focus on serving the investment needs of its individual clients through over 9,100 professional account executives located in 371 branch offices. DWR is among the largest NYSE members and is a member of other major securities, futures and options exchanges. Intercapital is a registered investment adviser that, along with its subsidiaries, services investment companies, individual accounts and institutional portfolios.


THE MERGER



     Pursuant to the Merger Agreement, MS Group will be merged (the "Merger") with and into Dean Witter Discover and the surviving corporation will be named Morgan Stanley, Dean Witter, Discover & Co. Following the Merger, the Manager will be a direct subsidiary of Morgan Stanley, Dean Witter, Discover & Co.



     Under the terms of the Merger Agreement, each of MS Group's common shares will be converted into the right to receive 1.65 shares of Morgan Stanley, Dean Witter, Discover & Co. common stock and each issued and outstanding share of Dean Witter Discover common stock will remain outstanding and will thereafter represent one share of Morgan Stanley, Dean Witter, Discover & Co. common stock. Following the Merger, MS Group's former shareholders will own approximately 45% and Dean Witter Discover's former shareholders will own approximately 55% of the outstanding shares of common stock of Morgan Stanley, Dean Witter, Discover & Co.


     The Merger is expected to be consummated in mid-1997 and is subject to certain closing conditions, including certain regulatory approvals and the approval of shareholders of both MS Group and Dean Witter Discover.


     The Board of Directors of Morgan Stanley, Dean Witter, Discover & Co. will initially consist of fourteen members, two of whom will be MS Group insiders and two of whom will be Dean Witter Discover insiders. The remaining ten directors will be independent directors, with MS Group and Dean Witter Discover each nominating five of the ten. The Chairman and Chief Executive Officer of Morgan Stanley, Dean Witter, Discover & Co. will be the current Chairman and Chief Executive Officer of Dean Witter Discover, Phillip Purcell. The President and Chief Operating Officer of Morgan Stanley, Dean Witter, Discover & Co. will be the current President of MS Group, John Mack.


     The Manager does not anticipate any reduction in the quality of services now provided to the Fund and does not expect that the Merger will result in any material changes in the business of the Manager or in the manner in which the Manager renders services to the Fund. Nor does the Manager anticipate that the Merger or any ancillary transactions will have any adverse effect on its ability to fulfill its obligations under the New Advisory Agreement (as defined below) with the Fund or to operate its business in a manner consistent with past business practice.


THE ADVISORY AGREEMENTS



     In anticipation of the Merger, a majority of the Directors of the Fund who are not parties to the New Advisory Agreements or interested persons of any such party ("Disinterested Directors") approved a new investment advisory and management agreement (the "New Management Agreement") between the Fund and the Manager, as well as a new research and advisory agreement (the "New Research Agreement") among the Fund, the Manager and the Malaysian Adviser. The New Management Agreement and the New Research Agreement are herein referred to collectively as the "New Advisory Agreements". The forms of the New Advisory Agreements are substantially identical to the Fund's Current Advisory Agreements, except for the dates of execution. The holders of a majority of the outstanding voting securities (within the meaning of the 1940 Act) of the Fund are being asked to approve the New Advisory Agreements. See "The New Advisory Agreements" below.

     The following is a summary of the Current Advisory Agreements and the New Advisory Agreements. The description of the New Advisory Agreements is qualified by reference to Annex A.


     THE CURRENT ADVISORY AGREEMENTS. The current investment advisory and management agreement, dated as of May 1, 1987 (the "Current Management Agreement"), between the Fund and the Manager and the current research and advisory agreement, dated as of May 1, 1987 (the "Current Research Agreement"), among the Fund, the Manager and the Malaysian Adviser, were last approved by stockholders of the Fund at a meeting held on March 31, 1988. The Current Management Agreement and the Current Research Agreement are herein referred to collectively as the "Current Advisory Agreements".


     Under the Current Management Agreement, the Manager is responsible for the investment and reinvestment of the assets of the Fund, subject to the supervision of the Fund's Directors. The Manager also administers the business affairs of the Fund, furnishes offices, necessary facilities and equipment, provides administrative services, and permits its officers and employees to serve without compensation as Directors and officers of the Fund if duly elected to such positions. The Fund pays the Manager for services performed a monthly fee at an annual rate of 0.90% of the first $50 million of the Fund's average weekly net assets, 0.70% of such assets in excess of $50 million up to and including $100 million and 0.50% of the excess over $100 million.

     Under the terms of the Current Research Agreement, the Malaysian Adviser provides such investment advice, research and assistance as the Manager may reasonably request. Such information will be evaluated by the Manager's research department and portfolio managers in light of their own expertise and their information from other sources, as part of their overall determination of investment decisions for the Fund.

     For its services, the Malaysian Adviser will receive from the Fund a monthly fee at the annual rate of 0.25% of the first $50 million of the Fund's average weekly net assets, 0.15% of such assets in excess of $50 million up to and including $100 million and 0.10% of the excess over $100 million of such assets. The aggregate fee paid to the Malaysian Adviser for the fiscal year ended December 31, 1996 was U.S. $304,050. The aggregate fees paid by the Fund to the Manager and the Malaysian Adviser are higher than advisory fees paid by most other investment companies, primarily because of the Fund's objective of investing in Malaysian securities, and the additional time and expense required of the Manager and the Malaysian Adviser in pursuing such objective.


     The net assets of the Fund as of February 28, 1997, as well as the net assets of other U.S. registered investment companies advised by the Manager, and the other U.S. registered investment companies for which the Manager acts as sub-adviser, the rates of compensation to the Manager, the aggregate amount of advisory fees paid by the Fund to the Manager and the aggregate amount of any other material payments by the Fund to the Manager are set forth in Annex B hereto.


     The Current Advisory Agreements provide that neither the Manager nor the Malaysian Adviser shall be liable for any error of judgment or of law, or for any loss suffered by the Fund in connection with the matters to which the Current Advisory Agreements relate except a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard of their obligations or duties.

     The Current Advisory Agreements may be terminated by any party thereto, at any time, without penalty, on 60 days' written notice, or upon such shorter notice as may be mutually agreed upon, and will automatically terminate in the event of their assignment.

     Under the Current Advisory Agreements, the Manager and the Malaysian Adviser are permitted to provide investment advisory services to other clients, including clients who may invest in securities in which the Fund may invest.


     THE NEW ADVISORY AGREEMENTS. The Board approved the proposed new advisory agreements on March 13, 1997, the forms of which are attached as Annex A (the "New Advisory Agreements"). The forms of the proposed New Advisory Agreements are substantially identical to the Current Advisory Agreements, except for the dates of execution.


     The investment advisory fees as a percentage of net assets payable by the Fund to the Manager and the Malaysian Adviser will be the same under the New Advisory Agreements as under the Current Advisory Agreements. If the investment advisory fee under the New Advisory Agreements had been in effect for the Fund's most recently completed fiscal year, advisory fees paid to the Manager and the Malaysian Adviser by the Fund would have been identical to those paid under the Current Advisory Agreements.

     The Board of the Fund held a meeting on March 13, 1997, at which meeting the Directors, including the Disinterested Directors, unanimously approved the New Advisory Agreements for the Fund and recommended the Agreements for approval by the stockholders of the Fund. The New Advisory Agreements would take effect upon the later to occur of (i) the obtaining of stockholder approval or (ii) the closing of the Merger. The New Advisory Agreements will continue in effect for an initial two year term and thereafter for successive annual periods as long as such continuance is approved in accordance with the 1940 Act.

     In evaluating the New Advisory Agreements, the Board took into account that the Fund's Current Advisory Agreements and the New Advisory Agreements, including their terms relating to the services to be provided thereunder by the Manager and the Malaysian Adviser and the fees and expenses payable by the Fund, are substantially identical, except for the dates of execution. The Board also considered other possible benefits to the Manager and Morgan Stanley, Dean Witter, Discover & Co. that may result from the Merger including the continued use of Morgan Stanley & Co. and Dean Witter Discover brokers and its affiliates, to the extent permitted by law, for brokerage services.

     The Board also examined the terms of the Merger Agreement and the possible effects of the Merger upon the Manager's organization and upon the ability of the Manager to provide advisory services to the Fund. The Board also considered the skills and capabilities of the Manager. In this regard, the Board was informed of the resources of Morgan Stanley, Dean Witter, Discover & Co. to be made available to the Manager.

     The Board also weighed the effect on the Fund of the Manager becoming an affiliated person of Morgan Stanley, Dean Witter, Discover & Co. Following the Merger, the 1940 Act will prohibit or impose certain conditions on the ability of the Fund to engage in certain transactions with

Morgan Stanley, Dean Witter, Discover & Co. and its affiliates. For example, absent exemptive relief the Fund will be prohibited from purchasing securities from Morgan Stanley & Co. and DWR in transactions in which Morgan Stanley & Co. and/or DWR act as principal. Currently the Fund is prohibited from making such purchases in only those transactions in which Morgan Stanley & Co. or an affiliate acts as principal. The Fund will also have to satisfy certain conditions in order to engage in securities transactions in which Morgan Stanley & Co. or DWR is acting as an underwriter. The Fund is already required to satisfy such conditions when engaging in transactions in which Morgan Stanley & Co. or an affiliate is acting as an underwriter. In this connection, management of the Manager represented to the Board that they do not believe these prohibitions or conditions will have a material effect on the management or performance of the Fund.

     After consideration of the above factors and such other factors and information that the Board deemed relevant, the Directors, and the Disinterested Directors voting separately, unanimously approved the New Advisory Agreements and voted to recommend their approval to the stockholders of the Fund.

     In the event that stockholders of the Fund do not approve either or both of the New Advisory Agreements, the respective current agreements will remain in effect and the Board will take such action as it deems in the best interest of the Fund and its stockholders, which may include proposing that stockholders approve agreements in lieu of the New Advisory Agreements. In the event the Merger is not consummated, the Manager and the Malaysian Adviser would continue to serve in their respective capacities to the Fund pursuant to the terms of the Current Advisory Agreements.


STOCKHOLDER APPROVAL


     To become effective, the New Advisory Agreements must be approved by a vote of a majority of the outstanding voting securities of the Fund. The "vote of a majority of the outstanding voting securities" is defined under the 1940 Act as the lesser of the vote of (i) 67% or more of the shares of the Fund entitled to vote thereon present at the Meeting if the holders of more than 50% of such outstanding shares of the Fund are present in person or represented by proxy, or
(ii) more than 50% of such outstanding shares of the Fund entitled to vote thereon. The New Advisory Agreements were unanimously approved by the Board after consideration of all factors which they determined to be relevant to their deliberations, including those discussed above. The Board also unanimously determined to submit the New Advisory Agreements for consideration by the stockholders of the Fund.

     THE BOARD OF DIRECTORS OF THE FUND RECOMMENDS THAT YOU VOTE "FOR" APPROVAL OF THE NEW MANAGEMENT AGREEMENT AND "FOR" THE APPROVAL OF THE NEW RESEARCH AGREEMENT.

                SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS


     To the knowledge of the Fund's management, the following person owned beneficially more than 5% of the Fund's outstanding shares at March 24, 1997:



           NAME AND ADDRESS OF                 AMOUNT AND NATURE OF
             BENEFICIAL OWNER                  BENEFICIAL OWNERSHIP     PERCENT OF CLASS
------------------------------------------  --------------------------  ----------------
President and Fellows of Harvard            760,319                           7.8%
  College*................................
  c/o Harvard Management Company, Inc.
  600 Atlantic Avenue
  Boston, MA 02210


---------------
* Based on a Schedule 13G filed with the Commission on February 14, 1997. The Harvard University Master Trust Fund holds an additional 21,500 shares.

                                 OTHER MATTERS

     No business other than as set forth herein is expected to come before the Meeting, but should any other matter requiring a vote of stockholders arise, including any question as to an adjournment of the Meeting, the persons named in the enclosed Proxy will vote thereon according to their best judgment in the interests of the Fund.

                 STOCKHOLDER PROPOSALS FOR 1998 ANNUAL MEETING

     A stockholders' proposal intended to be presented at the Fund's Annual Meeting of Stockholders in 1998 must be received by the Fund on or before November 27, 1997, in order to be included in the Fund's proxy statement and form of proxy relating to that meeting.


                                              VALERIE Y. LEWIS


                                              Secretary



Dated: March 27, 1997


     STOCKHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE MEETING AND WHO WISH TO HAVE THEIR SHARES VOTED ARE REQUESTED TO DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                                                                         ANNEX A

                  INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT

     Agreement, dated and effective as of                     , 1997 between THE
MALAYSIA FUND, INC., a Maryland corporation (herein referred to as the "Fund"), and MORGAN STANLEY ASSET MANAGEMENT INC., a Delaware corporation (herein referred to as the "Manager").

     WITNESSETH: That in consideration of the mutual covenants herein contained, it is agreed by the parties as follows:

     1. The Manager hereby undertakes and agrees, upon the terms and conditions herein set forth, (i) to make investment decisions for the Fund, to prepare and make available to the Fund research and statistical data in connection therewith, and to supervise the acquisition and disposition of securities by the Fund, including the selection of brokers or dealers to carry out the transactions, all in accordance with the Fund's investment objectives and policies and in accordance with guidelines and directions from the Fund's Board of Directors; (ii) to assist the Fund as it may reasonably request in the conduct of the Fund's business, subject to the direction and control of the Fund's Board of Directors; (iii) to maintain or cause to be maintained for the Fund all books and records required under the Investment Company Act of 1940, as amended (the "1940 Act"), to the extent that such books and records are not maintained or furnished by the administrator, custodian or other agents of the Fund; (iv) to furnish at the Manager's expense for the use of the Fund such office space and facilities as the Fund may require for its reasonable needs in the City of New York, and to furnish at the Manager's expense clerical services in the United States related to research, statistical and investment work; and
(v) to pay the reasonable salaries, fees and expenses of such of the Fund's officers and employees (including the Fund's share of payroll taxes) and any fees and expenses of such of the Fund's directors as are directors, officers or employees of the Manager, provided, however, that the Fund, and not the Manager, shall bear travel expenses of directors and officers of the Fund who are managing directors, and officers or employees of the Manager to the extent that such expenses relate to attendance at meetings of the Board of Directors of the Fund or any committees thereof. The Manager shall bear all expenses arising out of its duties hereunder but shall not be responsible for any expenses of the Fund other than those specifically allocated to the Manager in this paragraph 1. In particular, but without limiting the generality of the foregoing, the Manager shall not be responsible, except to the extent of the reasonable compensation of such of the Fund's employees as are managing directors, officers or employees of the Manager whose services may be involved, for the following expenses of the
Fund: organization expenses (but not the overhead or employee costs of the Manager or of the Malaysian Adviser); legal fees and expenses [of counsel (United States, Malaysian and Singapore) to the Fund and if such counsel are retained by the directors who are not "interested persons" of the Fund, of such counsel]; auditing and accounting expenses; taxes and governmental fees; New York Stock Exchange listing fees; dues and expenses incurred in connection with membership in investment company organizations; fees and expenses of the Fund's administrator, custodian, subcustodians, transfer agents and registrars; expenses for portfolio pricing services by a pricing agent, if any; expenses of preparing share certificates and other expenses in connection with the issuance, offering and underwriting of shares issued by the Fund; expenses relating to investor and public relations; expenses of registering or qualifying securities of the Fund for public sale;

freight, insurance and other charges in connection with the shipment of the Fund's portfolio securities; brokerage commissions or other costs of acquiring or disposing of any portfolio holding of the Fund; expenses of preparation and distribution of reports, notices and dividends to shareholders; expenses of the dividend reinvestment and share purchase plan (except for brokerage expenses paid by participants in such Plan); costs of stationery; any litigation expenses; and costs of stockholders' and other meetings.

     2. In connection with the rendering of the services required under paragraph 1, the Manager has entered into an agreement (the "AMC Agreement") dated the date hereof with Arab-Malaysian Consultant Sdn Bhd ("AMC"), which is regularly to furnish investment advisory services to the Manager pursuant to such agreement, and the Manager may contract with or consult with such banks, other securities firms or other parties in Malaysia or elsewhere as it may deem appropriate to obtain information and advice, including investment recommendations, advice regarding economic factors and trends, advice as to currency exchange matters, and clerical and accounting services and other assistance, but any fee, compensation or expenses to be paid to any such parties shall be paid by the Manager, and no obligation shall be incurred on the Fund's behalf in any such respect (except as to Arab-Malaysian Consultant Sdn Bhd for which the Fund shall pay such fees pursuant to such agreement). It is understood that, in accordance with its terms, the AMC Agreement becomes effective upon the effective date of the registration of AMC as an adviser under the Investment Advisers Act of 1940 and, accordingly, that the Manager is not authorized to consult with AMC prior to such date.


     3. The Fund agrees to pay in United States dollars to the Manager, as full compensation for the services to be rendered and expenses to be borne by the Manager hereunder, a monthly fee equal to 1/12 of 0.90% of the first $50 million of average weekly net assets, 1/12 of 0.70% of such assets in excess of $50 million and up to and including $100 million and 1/12 of 0.50% of the excess of such assets over $100 million. For purposes of computing the monthly fee, the value of the net assets of the Fund shall be determined as of the close of business on the last business day of each week for each week where the last business day of the week falls within that month divided by the number of such weeks and the aggregate value of such assets shall be divided by the number of such weeks. The fee for the period from the end of the last month ending prior to termination of this Agreement, for whatever reason, to the date of termination shall be based on the value of the net assets of the Fund determined as of the close of business on the date of termination and the fee for such period and for the period from the date on which the Fund receives the net proceeds of the sale of its shares of common stock in the initial public offering thereof through the end of the month in which such proceeds are received shall be prorated according to the proportion which such period bears to a full monthly period. Each payment of a monthly fee to the Manager shall be made within the ten days next following the day as of which such payment is so computed.


     The value of the net assets of the Fund shall be determined pursuant to the applicable provisions of the Articles of Incorporation and by-laws of the Fund.


     4. The Manager agrees that it will not make a short sale of any capital stock of the Fund, or purchase any share of the capital stock of the Fund otherwise than for investment.



     5. Nothing herein shall be construed as prohibiting the Manager from providing investment advisory services to, or entering into investment advisory agreements with, other clients (including other registered investment companies), including clients which may invest in securities of

Malaysian issuers, or from utilizing (in providing such services) information furnished to the Manager by Arab Malaysian Consultant Sdn Bhd and others as contemplated by section 2 of this Agreement; nor shall anything herein be construed as constituting the Manager an agent of the Fund.



     6. The Manager may rely on information reasonably believed by it to be accurate and reliable. Neither the Manager nor its officers, directors, employees, agents or controlling persons as defined in the Investment Company Act shall be subject to any lability for any act or omission, error of judgment or mistake of law, or for any loss suffered by the Fund, in the course of, connected with or arising out of any services to be rendered hereunder, except by reason of wilful misfeasance, bad faith or gross negligence on the part of the Manager in the performance of its duties or by reason of reckless disregard on the part of the Manager of its obligations and duties under this Agreement. Any person, even though also employed by the Manager, who may be or become an employee of the Fund and paid by the Fund shall be deemed, when acting within the scope of his employment by the Fund, to be acting in such employment solely for the Fund and not as an employee or agent of the Manager.



     7. This Agreement shall remain in effect for a period of two years from the date hereof, and shall continue in effect thereafter, but only so long as such continuance is specifically approved at least annually by the affirmative vote of (i) a majority of the members of the Fund's Board of Directors who are not interested persons of the Fund or of the Manager or of any entity regularly furnishing investment advisory services with respect to the Fund pursuant to an agreement with the Manager, cast in person at a meeting called for the purpose of voting on such approval, and (ii) a majority of the Fund's Board of Directors or the holders of a majority of the outstanding voting securities of the Fund.


     This Agreement may nevertheless be terminated at any time without penalty, on 60 days' written notice, by the Fund's Board of Directors, by vote of holders of a majority of the outstanding voting securities of the Fund, or by the Manager. This Agreement shall automatically be terminated in the event of its assignment, provided that an assignment to a corporate successor to all or substantially all of the Manager's business or to a wholly-owned subsidiary of such corporate successor which does not result in a change of actual control or management of the Manager's business shall not be deemed to be an assignment for the purposes of this Agreement. Any such notice shall be deemed given when received by the addressee.


     8. This Agreement may not be transferred, assigned, sold or in any manner hypothecated or pledged by either party hereto other than pursuant to Section 7. It may be amended by mutual agreement, but only after authorization of such amendment by the affirmative vote of (i) the holders of a majority of the outstanding voting securities of the Fund, and (ii) a majority of the members of the Fund's Board of Directors who are not interested persons of the Fund or of the Manager or of any entity regularly furnishing investment advisory services with respect to the Fund pursuant to any agreement with the Manager, cast in person at a meeting called for the purpose of voting on such approval.


     9. This Agreement shall be construed in accordance with the laws of the State of New York, provided, however, that nothing herein shall be construed as being inconsistent with the 1940 Act. As used herein, the terms "interested person,", "assignment," and "vote of a majority of the outstanding voting securities" shall have the meanings set forth in the 1940 Act.

     IN WITNESS WHEREOF, the parties have executed this Agreement by their officers thereunto duly authorized as of the day and year first written above.


                                 THE MALAYSIA FUND, INC.



                                 By

                                 -----------------------------------------------


                                 MORGAN STANLEY ASSET MANAGEMENT INC.



                                 By

                                 -----------------------------------------------

                        RESEARCH AND ADVISORY AGREEMENT

                                 MORGAN STANLEY
                             ASSET MANAGEMENT INC.
                          1221 AVENUE OF THE AMERICAS
                            NEW YORK, NEW YORK 10020

                                                                          , 1997

Arab-Malaysian Consultant Sdn Bhd
Bangunan Arab-Malaysian, 22nd Floor
Jala Raja Chulan
Kuala Lumpur 50200

Dear Sirs:

     We have entered into an Investment Advisory and Management Agreement (the
"Management Agreement") dated as of           , 1997 with The Malaysia Fund,
Inc., a Maryland corporation (the "Fund"), pursuant to which we act as investment adviser to and manager of the Fund. A copy of the Management Agreement has been previously furnished to you. In furtherance of such duties to the Fund, and with the approval and agreement of the Fund, we wish to avail ourselves of your investment advisory services. Accordingly, with the acceptance of the Fund, we hereby agree with you as follows for the duration of this
Agreement:

     1. You agree to furnish to us such investment advice, research and assistance, as we shall from time to time reasonably request. In that connection, you agree to continue to maintain a separate staff within your organization to furnish such services exclusively to us. In addition, for the benefit of the Fund, you agree to pay the fees and expenses of any directors or officers of the Fund who are directors, officers or employees of you or of any of your affiliates, except that the Fund shall bear travel expenses of one (but not more than one) director, officer or employee of you or any of your affiliates who is not a resident in the United States to the extent such expenses relate to his attendance as a director at meetings of the Board of Directors of the Fund in the United States and shall also bear the travel expenses of any other director, officer or employee of you or of any of your affiliates who is resident in the United States to the extent such expenses relate to his attendance as a director at meetings of the Board of Directors outside of the United States.

     2. The Fund agrees to pay in United States dollars to you, as compensation for the services to be rendered by you hereunder, a monthly fee equal to 1/12 of 0.25% of the value of the net assets of the Fund up to and including $50 million; 1/12 of 0.15% of the value of the net assets of the Fund over $50 million up to and including $100 million and 1/12 of 0.10% of the value of the net assets of the Fund over $100 million. For purposes of computing the monthly fee, the value of the net assets of the Fund shall be determined as of the close of business on the last business day of each week for each week where the last business day of the week falls within that month divided by the number of such weeks and the aggregate value of such assets shall be divided by the number of such weeks. The fee for the period from the end of the last month ending prior to termination of this Agreement for whatever reason, to the date of termination shall be based on the value of the net assets of the Fund determined as of the close of business on the date of termination and the fee for the period from the date on which the Fund receives the net proceeds of the sale of its shares of common stock in the initial public offering thereof through the end of the month in which such proceeds are received shall be prorated according to the proportion which such period bears to a full monthly period. Each payment of a monthly fee shall be made by us to you within the fifteen days next following the day as of which such payment is so computed.

     The value of the net assets of the Fund shall be determined pursuant to the applicable provisions of the Certificate of Incorporation and By-laws of the Fund.

     We agree to work with you, in order to make our relationship as productive as possible for the benefit of the Fund and to further the development of your ability to provide the services contemplated by Section 1. To this end we agree to work closely with your employees and to work with you to assist you in developing your research techniques, procedures and analysis. We will furnish you with informal memoranda reflecting our understanding of our working procedures with you, which may be revised as you work with us pursuant to this Agreement. We agree not to furnish, without your consent, to any person other than our personnel and directors and representatives of the Fund any tangible research material that is prepared by you, that is not publicly available, or which has been marked by you as being confidential.

     3. You agree that you will not make a short sale of any capital stock of the Fund, or purchase any share of the capital stock of the Fund otherwise than for investment.

     4. Your services to us are not to be deemed exclusive and you are free to render similar services to others, except as otherwise provided in Section 1 hereof.

     5. Nothing herein shall be construed as constituting you an agent of us or of the Fund.

     6. You represent and warrant that you have applied for registration as an investment adviser under the U.S. Investment Advisers Act of 1940, as amended (the "Advisers Act"). You agree that you will notify us when you become so registered and you agree to maintain such registration in effect during the term of this Agreement.

     7. Neither you nor any affiliate of yours shall receive any compensation in connection with the placement or execution of any transaction for the purchase or sale of securities or for the investment of funds on behalf of the Fund, except that you or your affiliates may receive a commission, fee or other remuneration for acting as broker in connection with the sale of securities to or by the Fund, if permitted under the U.S. Investment Company Act of 1940, as amended.

     8. We and the Fund agree that you may rely on information reasonably believed by you to be accurate and reliable. We and the Fund further agree that neither you nor your officers, directors, employees, agents or any controlling persons as defined in the Investment Company Act of 1940 shall be subject to any liability for any act or omission in the course of, connected with or arising out of any services to be rendered hereunder except by reason of wilful misfeasance, bad faith or gross negligence in the performance of your duties or by reason of reckless disregard of your obligations and duties under this Agreement.

     9. This Agreement becomes effective on the date on which your registration as an investment adviser under the Advisers Act becomes effective. This Agreement shall remain in effect for a period of two years from the date hereof and shall continue in effect thereafter, but only so long as such continuance is specifically approved at least annually by the affirmative vote of (i) a majority of the members of the Fund's Board of Directors who are not interested persons of the Fund, you or us, cast in person at a meeting called for the purpose of voting on such approval, and (ii) a majority of the Fund's Board of Directors or the holders of a majority of the outstanding voting securities of the Fund. This Agreement may nevertheless be terminated at any time, without penalty, by the Fund's Board of Directors or by vote of holders of a majority of the outstanding voting securities of the Fund, upon 60 days' written notice delivered or sent by registered mail, postage prepaid, to you, at your address given above or at any other address of which you shall have notified us in writing, or by you upon 60 days' written notice to us and to the Fund, and shall automatically be terminated in the event of its assignment, provided that an assignment to a corporate successor to all or substantially all of your business or to a wholly-owned subsidiary of such corporate successor which does not result in a change of actual control or management of your business shall not be deemed to be an assignment for purposes of this Agreement. Any such notice shall be deemed given when received by the addressee.

     10. This Agreement may not be transferred, assigned, sold or in any manner hypothecated or pledged by either party hereto other than as permitted pursuant to Section 9. It may be amended by mutual agreement, but only after authorization of such amendment by the affirmative vote of (i) the holders of a majority of the outstanding voting securities of the Fund; and (ii) a majority of the members of the Fund's Board of Directors who are not interested persons of the Fund, you or us, cast in person at a meeting called for the purpose of voting on such approval.

     11. Any notice hereunder shall be in writing and shall be delivered in person or by telex (followed by mailing such notice, air mail postage paid, the day on which such telex is sent)

    Addressed

     If to Morgan Stanley Asset Management Inc., to:

          Morgan Stanley Asset Management Inc.

        1221 Avenue of the Americas


        New York, N.Y. 10020



        Attention:


                   (Telex No.           )


    If to Arab-Malaysian Consultant Sdn Bhd, to:

          Bangunan Arab-Malaysian, 22nd Floor

        Jala Raja Chulan, Kuala Lumpur 50200



        Attention:   Dato' Malek Merican


                   (Telex No. 60-3-238-2842)


or to such other address as to which the recipient shall have informed the other party.

     Notice given as provided above shall be deemed to have been given, if by personal delivery, on the day of such delivery, and if by telex and mail, the date on which such telex and confirmatory letter are sent.

     12. This Agreement shall be construed in accordance with the laws of the State of New York, provided, however, that nothing herein shall be construed as being inconsistent with the Investment Company Act of 1940, as amended. As used herein the terms "interested person", "assignment", and "vote of a majority of the outstanding voting securities" shall have the meanings set forth in the Investment Company Act of 1940, as amended.

     If you are in agreement with the foregoing, please sign the form of acceptance on the enclosed counterpart hereof and return the same to us.


                                 Very truly yours,



                                 MORGAN STANLEY ASSET MANAGEMENT INC.



                                 By

                                 -----------------------------------------------

                                 Name:


                                 Title:


     The foregoing agreement is hereby accepted as of the date first above written.


                                 ARAB-MALAYSIAN CONSULTANT SDN BHD



                                 By

                                 -----------------------------------------------

                                 Name:


                                 Title:



                                 Accepted:



                                 THE MALAYSIA FUND, INC.



                                 By

                                 -----------------------------------------------

                                 Name:


                                 Title:

     If you are in agreement with the foregoing, please sign the form of acceptance on the enclosed counterpart hereof and return the same to us.

                                 Very truly yours,


                                 MORGAN STANLEY ASSET MANAGEMENT INC.



                                 By

                                 -----------------------------------------------

                                 Name:


                                 Title:


     The foregoing agreement is hereby accepted as of the date first above written.


                                 ARAB-MALAYSIAN CONSULTANT SDN BHD



                                 By

                                 -----------------------------------------------

                                 Name:


                                 Title:



                                 Accepted:



                                 THE MALAYSIA FUND, INC.



                                 By

                                 -----------------------------------------------

                                 Name:


                                 Title:

                                                                         ANNEX B

     The following table indicates the size of each U.S. investment company advised or sub-advised by the Manager, the amount of advisory fees or sub-advisory fees paid to the Manager for the last fiscal year of such investment company, the amount of other material fees paid to the Manager for such fiscal year and the advisory fee rate. Average net assets are calculated on a daily basis for open-end funds and on a weekly basis for closed-end funds.


                                                           AGGREGATE
                                                            AMOUNT
                                                              OF
                                                           ADVISORY/       AMOUNT OF
                                                          SUBADVISORY    OTHER MATERIAL
                                        NET ASSETS AS     FEE FOR THE     PAYMENTS TO        ASSET MANAGEMENT FEE AS PERCENTAGE
                                              OF             LAST         THE MANAGER               OF AVERAGE NET ASSETS
                                         FEBRUARY 28,       FISCAL        FOR THE LAST             (ANNUAL RATE OF MSAM'S
          INVESTMENT COMPANY                 1997           YEAR(1)       FISCAL YEAR                   COMPENSATION)
--------------------------------------- --------------    -----------    --------------    ---------------------------------------
Morgan Stanley Institutional Fund, Inc.*(2)
-- Active Country Allocation Portfolio  $  187,031,777    $ 1,168,571          $0          0.65% of average daily net assets
-- Aggressive Equity Portfolio             121,791,751        400,006           0          0.80% of average daily net assets
-- Asian Equity Portfolio                  365,212,440      3,378,056           0          0.80% of average daily net assets
-- Balanced Portfolio                        7,573,877         74,832           0          0.50% of average daily net assets
-- China Growth Portfolio(3)                         0              0           0          1.25% of average daily net assets
-- Emerging Growth Portfolio                82,677,378      1,024,956           0          1.00% of average daily net assets
-- Emerging Markets Debt Portfolio         162,883,938      1,887,155           0          1.00% of average daily net assets
-- Emerging Markets Portfolio            1,557,680,866     15,367,651           0          1.25% of average daily net assets
-- Equity Growth Portfolio                 467,132,622      1,192,888           0          0.60% of average daily net assets
-- European Equity Portfolio               215,681,709      1,034,869           0          0.80% of average daily net assets
-- Fixed Income Portfolio                  122,195,042        559,304           0          0.35% of average daily net assets
-- Global Equity Portfolio                  87,115,900        630,346           0          0.80% of average daily net assets
-- Global Fixed Income Portfolio           116,017,909        437,198           0          0.40% of average daily net assets
-- Gold Portfolio(4)                        38,303,227        274,000           0          1.00% of average daily net assets
-- Growth and Income Fund(3)                         0              0           0          0.75% of average daily net assets
-- High Yield Portfolio                    123,820,445        438,512           0          0.50% of average daily net assets
-- International Equity Portfolio        2,412,774,091     15,860,657           0          0.80% of average daily net assets
-- International Magnum Portfolio          124,710,803        381,756           0          0.80% of average daily net assets
-- International Small Cap Portfolio       239,291,131      2,092,097           0          0.95% of average daily net assets
-- Japanese Equity Portfolio               156,667,861      1,642,268           0          0.80% of average daily net assets
-- Latin American Portfolio                 55,950,497        287,055           0          1.10% of average daily net assets
-- MicroCap Portfolio(3)                             0              0           0          1.00% of average daily net assets
-- Money Market Portfolio                1,278,773,524      3,343,176           0          0.30% of average daily net assets
-- Mortgaged-Backed Securities                       0              0           0          0.35% of average daily net assets
  Portfolio(3)
-- Municipal Bond Portfolio                 43,819,386        134,963           0          0.35% of average daily net assets
-- Municipal Money Market Portfolio        721,197,094      1,932,187           0          0.30% of average daily net assets
-- Small Cap Value Equity Portfolio         29,921,023        345,122           0          0.85% of average daily net assets
-- Technology Portfolio(5)                   5,504,680         12,699           0          1.00% of average daily net assets
-- U.S. Real Estate Portfolio              246,501,294      1,017,980           0          0.80% of average daily net assets
-- Value Equity Portfolio                  109,811,808        655,516           0          0.50% of average daily net assets
Morgan Stanley Fund, Inc.*(6)
-- American Value Fund                      54,190,478        363,998           0          0.85% of average daily net assets
-- Aggressive Equity Fund                   30,105,256         31,323           0          0.90% of average daily net assets
-- Asian Growth Fund                       394,810,098      3,762,252           0          1.00% of average daily net assets
-- Emerging Markets Fund                   174,767,303      1,081,943           0          1.25% of average daily net assets
-- Emerging Markets Debt Fund(3)                     0              0           0          1.25% of average daily net assets
-- Equity Growth Fund(3)                             0              0           0          0.70% of average daily net assets
-- European Equity Fund(3)                           0              0           0          1.00% of average daily net assets
-- Global Equity Allocation Fund           161,349,524      1,047,751           0          1.00% of average daily net assets
-- Global Equity Fund(3)                             0              0           0          1.00% of average daily net assets
-- Global Fixed Income Fund                  9,525,078        121,568           0          0.75% of average daily net assets
-- Government Obligations Money            122,965,353              0           0          0.45% of the first $250 million
  Market(7)                                                                                0.40% of the next $250 million
                                                                                           0.35% of the excess over $500 million

                                                           AGGREGATE
                                                            AMOUNT
                                                              OF
                                                           ADVISORY/       AMOUNT OF
                                                          SUBADVISORY    OTHER MATERIAL
                                        NET ASSETS AS     FEE FOR THE     PAYMENTS TO        ASSET MANAGEMENT FEE AS PERCENTAGE
                                              OF             LAST         THE MANAGER               OF AVERAGE NET ASSETS
                                         FEBRUARY 28,       FISCAL        FOR THE LAST             (ANNUAL RATE OF MSAM'S
          INVESTMENT COMPANY                 1997           YEAR(1)       FISCAL YEAR                   COMPENSATION)
---------------------------------------                   --------------  -----------      ---------------------------------------
-- Growth and Income Fund(3)            $            0    $         0          $0          1.00% of average daily net assets
-- High Yield Fund                          16,444,430         12,710           0          0.75% of average daily net assets
-- Japanese Equity Fund(3)                           0              0           0          1.00% of average daily net assets
-- International Magnum Fund                24,529,959              0           0          0.80% of average daily net assets
-- Latin America Fund                       53,413,053        218,502           0          1.25% of average daily net assets
-- Money Market Fund(7)                    153,358,157              0           0          0.45% of the first $250 million
                                                                                           0.40% of the next $250 million
                                                                                           0.35% of the excess over $500 million
-- Tax Free Money Market Fund(3)                     0              0           0          0.45% of the first $250 million
                                                                                           0.40% of the next $250 million
                                                                                           0.35% of the excess over $500 million
-- U.S. Real Estate Fund                    21,362,116          8,641           0          1.00% of average daily net assets
-- Worldwide High Income Fund              164,403,651        527,214           0          0.75% of average daily net assets

Morgan Stanley Universal Funds, Inc.*
-- Asian Equity(3)                                   0              0           0          0.80% of the first $500 million
                                                                                           0.75% of the next $500 million
                                                                                           0.70% of the excess over $1 billion
-- Emerging Markets Debt(3)                          0              0           0          0.75% of the first $500 million
                                                                                           0.70% of the next $500 million
                                                                                           0.65% of the excess over $1 billion
-- Emerging Markets Equity                  15,607,752         32,000           0          1.25% of the first $500 million
                                                                                           1.20% of the next $500 million
                                                                                           1.15% of the excess over $1 billion
-- Global Equity(8)                          5,225,659              0           0          0.80% of the first $500 million
                                                                                           0.75% of the next $500 million
                                                                                           0.70% of the excess over $1 billion
-- Growth(8)                                 2,843,221              0           0          0.55% of the first $500 million
                                                                                           0.50% of the next $500 million
                                                                                           0.45% of the excess over $1 billion
-- International Magnum(8)                  10,283,605              0           0          0.80% of the first $500 million
                                                                                           0.75% of the next $500 million
                                                                                           0.70% of the excess over $1 billion
-- Money Market(3)                      $            0    $         0          $0          0.30% of the first $500 million
                                                                                           0.25% of the next $500 million
                                                                                           0.20% of the excess over $1 billion
-- U.S. Real Estate(8)                               0              0           0          0.80% of the first $500 million
                                                                                           0.75% of the next $500 million
                                                                                           0.70% of the excess over $1 billion
The Brazilian Investment Fund, Inc.         58,816,028        425,000           0          0.90% of the first $50 million
                                                                                           0.70% of the next $50 million
                                                                                           0.50% of the excess over $100 million
The Latin American Discovery Fund, Inc.    204,346,643      1,899,000           0          1.15% of average weekly net assets
The Malaysia Fund, Inc.                    192,501,967      1,330,000           0          0.90% of the first $50 million
                                                                                           0.70% of the next $50 million
                                                                                           0.50% of the excess over $100 million
Morgan Stanley Africa Investment Fund,     310,803,693      3,106,000           0          1.20% of average weekly net assets
  Inc.
Morgan Stanley Asia-Pacific Fund, Inc.     854,649,586      8,796,000           0          1.00% of average weekly net assets
Morgan Stanley Emerging Markets Debt       321,966,172      3,125,000           0          1.00% of average weekly net assets
  Fund, Inc.
Morgan Stanley Emerging Markets Fund,      407,981,941      4,713,000           0          1.25% of average weekly net assets
  Inc.

                                                           AGGREGATE
                                                            AMOUNT
                                                              OF
                                                           ADVISORY/       AMOUNT OF
                                                          SUBADVISORY    OTHER MATERIAL
                                        NET ASSETS AS     FEE FOR THE     PAYMENTS TO        ASSET MANAGEMENT FEE AS PERCENTAGE
                                              OF             LAST         THE MANAGER               OF AVERAGE NET ASSETS
                                         FEBRUARY 28,       FISCAL        FOR THE LAST             (ANNUAL RATE OF MSAM'S
          INVESTMENT COMPANY                 1997           YEAR(1)       FISCAL YEAR                   COMPENSATION)
--------------------------------------- --------------    -----------    --------------    ---------------------------------------
Morgan Stanley Global Opportunity Bond      65,384,292        585,000           0          1.00% of average weekly net assets
  Fund, Inc.
Morgan Stanley High Yield Fund, Inc.       129,972,796        842,000           0          0.70% of average weekly net assets
Morgan Stanley India Investment Fund,      341,625,451      3,812,000           0          1.10% of average weekly net assets
  Inc.
Morgan Stanley Russia & New Europe         142,333,723        400,000           0          1.60% of average weekly net assets
  Fund, Inc.
The Pakistan Investment Fund, Inc.          67,931,758        743,000           0          1.00% of average weekly net assets
The Thai Fund, Inc.                        183,531,329      1,812,000           0          0.90% of the first $50 million
                                                                                           0.70% of the next $50 million
                                                                                           0.50% of the excess over $100 million
The Turkish Investment Fund, Inc.           51,846,955        359,000           0          0.95% of the first $50 million
                                                                                           0.75% of the next $50 million
                                                                                           0.55% of the excess over $100 million


---------------


  * With respect to each of Morgan Stanley Institutional Fund, Inc., Morgan Stanley Fund, Inc. and Morgan Stanley Universal Funds, Inc., MSAM has voluntarily agreed to a reduction in the fees payable to it and to reimburse each portfolio, if necessary, if payment of advisory fees would cause the total annual operating expenses of such portfolio to exceed certain minimums.


(1) Net of any fees waived by the Manager for the last fiscal year.


(2) Includes Class A and Class B shares.


(3) Currently Inactive.


(4) Management fee includes a 0.40% sub-advisory fee payable by the Manager.


(5) Commenced operations March 16, 1996.


(6) Includes Class A, Class B and Class C shares. Fiscal year end June 30, 1996.


(7) Formerly, a portfolio of PCS Cash Fund, which was merged with and into Morgan Stanley Fund, Inc. on September 27, 1996.


(8) Portfolio had not commenced operations as of December 31, 1996.

                            MALAYSIA FUND PROXY CARD

                                     PROXY

                            THE MALAYSIA FUND, INC.

                      C/O MORGAN STANLEY ASSET MANAGEMENT INC.

                             1221 AVENUE OF THE AMERICAS

                              NEW YORK, NEW YORK 10020

             THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby constitutes and appoints WARREN J. OLSEN, MICHAEL F. KLEIN, VALERIE Y. LEWIS and HAROLD J. SCHAAFF, JR., and each of them, as proxies for the undersigned, with full power of substitution and resubstitution, and hereby authorizes said proxies, and each of them, to represent and vote, as designated on the reverse side, all stock of the above Company held of record by the undersigned on March 24, 1997 at the Annual Meeting of Stockholders to be held on April 30, 1997, and at any adjournment thereof.


     The undersigned hereby revokes any and all proxies with respect to such stock heretofore given by the undersigned. The undersigned acknowledges receipt of the Proxy Statement dated March 27, 1997.


            (CONTINUED AND TO BE SIGNED AND DATED ON REVERSE SIDE.)

                                SEE REVERSE SIDE

[X] Please mark your votes as in this sample.

1. Election of the following nominees as Directors:

        FOR               WITHHELD        Class II Nominees:
        [ ]                 [ ]           John W. Croghan and Graham E. Jones
                                          -------------------------------------------
                                          For all nominees except as noted above

 MARK HERE FOR ADDRESS CHANGE AND NOTE BELOW  [ ]

2. Ratification of the selection of Price Waterhouse LLP as independent accountants.

                 FOR  [ ]       AGAINST  [ ]       ABSTAIN  [ ]

3. Approval of the Investment Advisory and Management Agreement with Morgan Stanley Asset Management Inc.

                 FOR  [ ]       AGAINST  [ ]       ABSTAIN  [ ]

4. Approval of the Research and Advisory Agreement among The Malaysia Fund, Inc., Morgan Stanley Asset Management Inc. and Arab-Malaysian Consultant Sdn Bhd.

                 FOR  [ ]       AGAINST  [ ]       ABSTAIN  [ ]

5. In the discretion of such proxies, upon any and all other business as may properly come before the Meeting or any adjournment thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE TWO CLASS II NOMINEES AND IN FAVOR OF PROPOSAL NO. 2, PROPOSAL NO. 3 AND PROPOSAL NO. 4.

PLEASE SIGN EXACTLY AS YOUR NAME APPEARS. WHEN SHARES ARE HELD BY JOINT TENANTS, EACH JOINT TENANT SHOULD SIGN.

SIGNATURES(S)

-------------------------------------

DATE                   , 1997
    -------------------

When signing as attorney, executor, administrator, trustee, guardian or custodian, please sign full title as such. If a corporation, please sign full corporate name by authorized officer and indicate the signer's office.

If a partnership, please sign in partnership name. PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

                                        2